                                                                   EXHIBIT 99.1






                       ---------------------------------

                   COMMON STOCK PURCHASE AND OPTION AGREEMENT

                                  By and Among

                  MADISON DEARBORN CAPITAL PARTNERS II, L.P.,

                       FRONTENAC VII LIMITED PARTNERSHIP,

                   FRONTENAC MASTERS VII LIMITED PARTNERSHIP,

                           BATTERY VENTURES IV, L.P.,

                      BATTERY INVESTMENT PARTNERS IV, LLC,

                            ALLEGIANCE TELECOM, INC.

                                      and

                          VULCAN VENTURES INCORPORATED


                             Dated: August 3, 1999

                       ---------------------------------



Purchase Agreement Final

                   COMMON STOCK PURCHASE AND OPTION AGREEMENT


                  THIS COMMON STOCK PURCHASE AND OPTION AGREEMENT (this "AGREEMENT") is made and entered into as of August 3, 1999, among Vulcan Ventures Incorporated, a Washington corporation ("BUYER"), and the parties listed on Schedule I hereto (individually, a "SELLER" and collectively, "SELLERS").

                  Sellers own shares of Common Stock, par value $.01 per share (the "COMMON STOCK"), of Allegiance Telecom, Inc., a Delaware corporation ("ALLEGIANCE"), and Sellers desire to sell certain of such shares to Buyer, and Buyer desires to purchase such shares from Sellers pursuant to the terms and conditions of this Agreement. In addition, Sellers desire to grant to Buyer the option to purchase additional shares of Common Stock. All share numbers and dollar values set forth in this Agreement shall be appropriately adjusted after the date hereof to take into account any stock dividends, stock splits and other recapitalizations.

                  In consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties hereto agree as follows:

                  1. Purchase and Sale of Stock. At the Initial Closing (as defined below) and upon the terms and conditions set forth in this Agreement, each Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase from each Seller, all of such Seller's right, title and interest in and to the number of shares of Common Stock set forth opposite such Seller's name under the caption "Initial Closing Shares" on Schedule I hereto (the "INITIAL CLOSING Shares"). The purchase price for each Initial Closing Share shall be $50.00.

                  2. Initial Closing. Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Initial Closing Shares hereunder (the "INITIAL CLOSING") shall take place at the offices of Allegiance Telecom, Inc. at 1950 Stemmons Freeway, Suite 3026, Dallas, TX 75207 as soon as practicable after the satisfaction or waiver of the closing conditions set forth below, or at such other place or on such other date as is mutually agreeable to Buyer and Sellers. At the Initial Closing, each Seller shall deliver to Buyer a stock certificate or certificates representing the Initial Closing Shares to be sold by such Seller, registered in Buyer's name, and Buyer shall deliver the aggregate purchase price for the Initial Closing Shares purchased from each Seller (the aggregate of such funds, the "INITIAL AGGREGATE PRICE") by wire transfer of immediately available funds to a bank account designated in writing by such Seller. Each of Buyer and Allegiance shall (a) promptly, and in any event no less than five business days after the date hereof, make all required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and (b) use its best efforts to receive early termination of the HSR waiting period.



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Purchase Agreement Final

                  3. Conditions to Obligations at the Initial Closing.

                  (a) The obligation of each Seller to sell, transfer and assign the Initial Closing Shares to be sold to Buyer hereunder is subject to the satisfaction of the following conditions as of the Initial Closing:

                             (i) the representations and warranties contained in paragraph 8 hereof shall be true and correct at and as of the Initial Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein;

                            (ii) Allegiance and Buyer shall have entered into the Investors Agreement substantially in the form attached as Exhibit A hereto;

                          (iii) Each other Seller, Buyer and certain Allegiance management stockholders shall have entered into the Amended and Restated Registration Agreement substantially in the form attached as Exhibit B hereto; and

                            (iv) the waiting period under the HSR Act with respect to the transactions contemplated by the Initial Closing, shall have terminated or expired.

                  (b) The obligation of Buyer to purchase the Initial Closing Shares from each Seller is subject to the satisfaction of the following conditions as of the Initial Closing:

                             (i) the representations and warranties contained in paragraph 7 shall be true and correct at and as of the Initial Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein;

                            (ii) Allegiance shall have entered into the Investors Agreement substantially in the form attached as Exhibit A hereto;

                          (iii) Sellers and certain Allegiance management stockholders shall have entered into the Amended and Restated Registration Agreement substantially in the form attached as Exhibit B hereto; and

                            (iv) the waiting period under the HSR Act with respect to the transactions contemplated by the Initial Closing, shall have terminated or expired.

                  4. Option.

                  (a) Each Seller hereby grants Buyer the option (the "OPTION") to purchase the number of shares of Common Stock set forth opposite such Seller's name under the caption "Option Shares" on Schedule I hereto (the "OPTION SHARES" and together with the Initial Closing Shares, the "SHARES") at a purchase price of $56.00 per share. In addition, Allegiance agrees to cause certain management stockholders (other than its Chairman and Chief Executive Officer or any of his transferees) to sell to Buyer a total of 852,999 shares (the "MANAGEMENT SHARES") at a purchase

Purchase Agreement Final
price of $56.00 per share. When used with respect to the Option, the term "Seller" shall be deemed to include holders of Management Shares. Allegiance shall cause each such holder to execute a counterpart to this Agreement as a Seller prior to the Option Closing (as defined in paragraph 5 below).

                  (b) If and when exercised, the Option shall be deemed exercised with respect to all Sellers in an amount equal to the total number of Option Shares listed with respect to such Seller on Schedule I hereto multiplied by a fraction, the numerator of which is the number of shares as to which the Option has been exercised and the denominator of which is 5,000,000.

                  (c) To exercise the Option, Buyer must provide written notice to Allegiance and each of the Sellers on or before November 1, 1999 (the "OPTION EXERCISE DATE" and the period from the date hereof through the Option Exercise Date, the "OPTION PERIOD") and must exercise the Option for no less than one million and no more than five million Option Shares. The Option may be exercised only once and shall expire to the extent not properly exercised on or before the Option Exercise Date. Upon exercise of the Option, Buyer and Sellers shall (a) promptly, and in any event no less than two business days thereafter, make all required filings under the HSR Act and (b) use its best efforts to receive early termination of the HSR waiting period.

                  (d) At the Option Closing and upon the terms and conditions set forth in this Agreement, each Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase from each Seller, all of such Seller's right, title and interest in and to the number of Option Shares with respect to which the Option has been exercised.

                  (e) As consideration for the Option, the parties agree that promptly after the date hereof, Allegiance and Go2Net, Inc. ("GO2NET") shall enter into good faith negotiations with a view towards establishing a mutually acceptable strategic alliance. Such negotiations will include, among other things, a discussion of (i) a customized business portal created by Go2Net for Allegiance, which will include selected components of Go2Net's Web sites targeted at Allegiance's end-users, (ii) hosting by Go2Net of the customized portal, (iii) Go2Net providing the home page on a co-branded basis with Allegiance and (iv) Go2Net providing the design, hosting and engineering associated with customizable modules.

                  5. Option Closing. Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Option Shares hereunder (the "OPTION CLOSING") shall take place at the offices of Allegiance Telecom, Inc. at 1950 Stemmons Freeway, Suite 3026, Dallas, TX 75207 as soon as practicable after the exercise of the Option and the satisfaction or waiver of the closing conditions set forth below, or at such other place or on such other date as is mutually agreeable to Buyer and Sellers. At the Option Closing, each Seller shall deliver to Buyer a stock certificate or certificates representing the Option Shares to be sold by such Seller, registered in Buyer's name, and Buyer shall deliver the aggregate purchase price for the Option Shares purchased from each Seller by wire transfer of immediately available funds to a bank account designated in writing by such Seller.



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Purchase Agreement Final

                  6. Conditions to Obligations at the Option Closing.

                  (a) The obligation of each Seller to sell, transfer and assign the Option Shares to be sold to Buyer hereunder is subject to the satisfaction of the following conditions as of the Option Closing:

                             (i) the representations and warranties contained in paragraph 8 hereof shall be true and correct at and as of the Option Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein;

                            (ii) The Investors Agreement substantially in the form attached as Exhibit A hereto shall be in full force and effect;

                           (iii) The Amended and Restated Registration Agreement substantially in the form attached as Exhibit B hereto shall be in full force and effect; and

                            (iv) the waiting period under the HSR Act with respect to the transactions contemplated by the Option Closing shall have terminated or expired.

                  (b) The obligation of Buyer to purchase the Option Shares from each Seller is subject to the satisfaction of the following conditions as of the Option Closing:

                             (i) the representations and warranties contained in paragraph 7 shall be true and correct at and as of the Option Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein;

                            (ii) The Investors Agreement substantially in the form attached as Exhibit A hereto shall be in full force and effect;

                           (iii) The Amended and Restated Registration Agreement substantially in the form attached as Exhibit B hereto shall be in full force and effect; and

                            (iv) the waiting period under the HSR Act with respect to the transactions contemplated by the Option Closing shall have terminated or expired.

                  7. Representations and Warranties of Each Seller. Each Seller hereby represents and warrants to Buyer as follows:

                  (a) Organization; Authorization. Seller is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation. Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and performance of this Agreement have been duly authorized by all necessary action on the part of Seller, and this Agreement when executed and delivered shall constitute a valid and legally binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, similar laws of debtor relief and general principles of equity.

Purchase Agreement Final

                  (b) Ownership. All of the Shares set forth opposite such Seller's name on Schedule I hereto are owned of record and beneficially by such Seller, and such Seller has good and marketable title to such Shares. At the Initial Closing and the Option Closing, if applicable, such Seller will transfer to Buyer good and marketable title to such Shares, free and clear of all security interests, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies and other arrangements or restrictions whatsoever. All of such Shares are validly issued, fully paid and nonassessable.

                  (c) Conflicts. The execution, delivery and performance of this Agreement by such Seller does not conflict with, violate or result in the breach of, or create any lien or encumbrance on its Shares pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which such Seller is a party or is subject or by which its Shares are bound.

                  (d) Brokers' Fees. Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Buyer or any other party could become liable or otherwise obligated.

                  8. Representations and Warranties of Buyer. Buyer represents and warrants to each Seller as follows:

                  (a) Organization; Authorization. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. The execution and performance of this Agreement have been duly authorized by all necessary action on the part of Buyer, and this Agreement when executed and delivered shall constitute a valid and legally binding obligation of Buyer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, similar laws of debtor relief and general principles of equity.

                  (b) Investment Representations. Buyer is purchasing the Shares for investment purposes and is not purchasing the Shares with a view to the public sale or distribution of any part thereof, and Buyer has no present intention of selling, granting participation in, or otherwise distributing the Shares in violation of any federal or state securities laws. Buyer has been given access to all information regarding Allegiance that it has requested from Sellers. Buyer is capable of evaluating and has evaluated the merits and risks of its purchase of the Shares and is able to bear the economic risk of its investment in the Shares. Buyer recognizes that it must bear the economic risk of the investment represented by its purchase of the Shares for an indefinite period. Buyer understands that the Shares have not been registered under the Securities Act of 1933, as amended, on the basis that the sale provided for in this Agreement is exempt pursuant to Section 4(1) of that Act and that the reliance of Sellers on such exemptions is predicated upon Buyer's representations set forth herein.



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Purchase Agreement Final

                  (c) Conflicts. The execution, delivery and performance of this Agreement by Buyer does not conflict with, violate or result in the breach of, or create any lien or encumbrance on the assets of Buyer pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which Buyer is a party or is subject.

                  (d) Brokers' Fees. Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Seller or any other party could become liable or otherwise obligated.

                  (e) No Trading. Neither Buyer nor any of it affiliates has directly or indirectly traded in the Common Stock or any derivative thereof during the fifteen days prior to the date of this Agreement.

                  9. No Transfer of Existing Rights and Obligations. Sellers are parties to various agreements that under certain circumstances give the Common Stock transferees of Sellers certain rights and subjects such transferees to certain obligations. Notwithstanding any such agreements, Buyer shall not, by virtue of its acquisition of Common Stock hereunder, acquire any such contractual rights or become subject to any such contractual obligations, it being the intent of the parties that Buyer shall acquire rights and obligations that are applicable to holders of Common Stock generally (such as pursuant to the Allegiance Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws or pursuant to applicable law) or that are specifically granted to Buyer under this Agreement or the agreements being entered into in connection herewith or entered into after the date hereof.

                  10. Share Transfers During Option Period. During the Option Period, neither Buyer, Sellers (not including any holders of Management Shares), nor any of their respective affiliates shall directly or indirectly purchase, sell or otherwise transfer any shares of Common Stock or any options, rights or derivative securities relating to Common Stock other than pursuant to this Agreement. General partners or managing members (or Persons holding similar positions) of any Seller who are not otherwise affiliates of Allegiance, limited partners and non-managing members of any Sellers shall not be considered to be affiliates of a Seller. Notwithstanding the foregoing, each Seller shall have the right during the Option Period to distribute to such Seller's partners or members shares of Common Stock so long as such Seller retains at least a number of shares of Common Stock equal to such Seller's Option Shares. In connection with any such distribution, the Seller making the distribution shall retain a single investment banker to assist in such distribution and in the sale of any shares distributed pursuant thereto. Such Seller shall use its reasonable best efforts to have such investment banking firm facilitate sales by investors who receive such shares of Common Stock upon such distribution, to Buyer in the event any such investors desire to sell and Buyer desires to purchase such shares. The purchase price in any such transaction shall be determined by Buyer and the seller of any such shares. The sale of shares to Buyer in this manner shall not reduce the number of Option Shares hereunder.



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Purchase Agreement Final

                  11. Termination. This Agreement may be terminated at any time prior to the Initial Closing:

                  (a) by mutual agreement of Buyer and Sellers; and

                  (b) by any party hereto if the Initial Closing has not occurred by September 30, 1999, unless extended by mutual agreement or unless failure to consummate the Initial Closing is attributable to a failure on the party seeking to terminate this Agreement to perform any material obligation required to be performed by such party at or prior to the Initial Closing.

                  12. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each party hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

                  13. Complete Agreement. This Agreement including the Exhibits attached hereto embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  14. Expenses. Buyer, each of the Sellers and Allegiance shall each bear its own costs and expenses (including, without limitation, legal fees and expenses and applicable Hart-Scott-Rodino filing fees) incurred in connection with, or arising out of, this Agreement and the transactions contemplated hereby.

                  15. Counterparts. This Agreement may be executed in two or more counterparts (including by means of telecopied signature pages), each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  16. Further Assurances. After the Closing, as and when requested by Buyer, Sellers shall, without further consideration, execute and deliver all such instruments of conveyance and transfer and shall take such further actions as Buyer may deem reasonably necessary or desirable in order to transfer the Shares to Buyer and to carry out fully the provisions and purposes of this Agreement.

                  17. No Transfer of Rights; Successors and Assigns. Buyer may not assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of each of the Sellers. This Agreement is intended to bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.



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Purchase Agreement Final

                  18. GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS OF ALLEGIANCE AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS.

                  19. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  20. Notice. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day), if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the parties hereto at the address set forth below, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                  If to Allegiance

                  1950 N. Stemmons Freeway, Suite 3026
                  Dallas, Texas 75207
                  Attention: Royce J. Holland, Chairman and CEO
                  Telephone: (214) 261-7100
                  Facsimile: (214) 261-7107

                  with a copy (which shall not constitute notice) to:

                  Mark B. Tresnowski
                  Senior Vice President and General Counsel
                  4 Westbrook Corporate Center
                  Suite 400
                  Westchester, IL 60154
                  Telephone: (708) 836-5240
                  Facsimile: (708) 836-5250



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Purchase Agreement Final

                  If to Sellers:

                  Madison Dearborn Capital Partners II, L.P.
                  Three First National Plaza
                  Suite 300
                  Chicago, IL 60602
                  Attention: James N. Perry, Jr.
                  Telephone: (312) 895-1000
                  Telecopy: (312) 895-1001

                  Frontenac Company
                  135 S. LaSalle Street
                  Chicago, IL 60603
                  Attention: James Crawford III
                  Telephone: (312) 368-0044
                  Telecopy: (312) 368-9520

                  Battery Venture Partners
                  20 William Street
                  Wellesley, MA 02181
                  Attention: Richard Frisbie
                  Telephone:  (781) 237-1001
                  Telecopy: (781) 237-7788

                  with a copy (which shall not constitute notice) to:

                  Edward T. Swan
                  Jeffrey W. Richards
                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, IL 60601
                  Telephone: (312) 861-2456
                             (312) 861-2473
                  Telecopy: (312) 861-2200

                  If to Buyer:

                  Vulcan Ventures Incorporated
                  110 110th Avenue NE, Suite 550
                  Bellevue, WA 98004
                  Attention: Dino Vendetti
                  Telephone: (425) 453-2338
                  Telecopy: (425) 453-1985



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Purchase Agreement Final
                  with a copy (which shall not constitute notice) to:

                  Christopher W. Wright
                  Cooley Godward LLP
                  5200 Carillon Point
                  Kirkland, Washington 98033-7355
                  Telephone: (425) 893-7700
                  Telecopy: (425) 893-7777

                  21. Press Release and Announcements. All press releases and other public announcements relating to the transactions contemplated hereby (including with respect to any termination of this Agreement) shall be prepared jointly by Allegiance, Buyer and Sellers and shall be made at such time and in such manner and forum as shall be mutually agreed to by the parties. Notwithstanding anything herein to the contrary, at any time after the date hereof, Allegiance may file with the Securities and Exchange Commission a Current Report on Form 8-K with respect to this Agreement and may file a copy of this Agreement and any related agreement as an exhibit to such report.

                  22. Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                  23. Allocation of Initial Aggregate Price. The parties hereto agree that all of the Initial Aggregate Price shall be allocated to the Initial Closing Shares and that no part of the Initial Aggregate Price shall be allocated to the Option. Each of the parties hereto agrees that it will allocate the Initial Aggregate Price for tax and/or accounting purposes consistent with the terms hereof.


                                  *  *  *  *

Purchase Agreement Final

                  IN WITNESS WHEREOF, the parties have duly executed this Common Stock Purchase and Option Agreement on the day and year first above written.


                            ALLEGIANCE:

                            Allegiance Telecom, Inc.

                            By  /s/ ROYCE J. HOLLAND
                               -------------------------------------

                            Name    Royce J. Holland
                                 -----------------------------------

                            Its     Chairman and CEO
                                ------------------------------------


                            BUYER:

                            Vulcan Ventures Incorporated

                            By  /s/ WILLIAM D. SAVOY
                               -------------------------------------

                            Name    William D. Savoy
                                 -----------------------------------

                            Its     Vice President
                                ------------------------------------


                            SELLERS:

                            MADISON DEARBORN CAPITAL PARTNERS II, L.P.
                            By: Madison Dearborn Partners II, L.P., its general
                                partner
                            By: Madison Dearborn Partners, Inc., its general
                                partner

                            By  /s/ GARY J. LITTLE
                               -------------------------------------

                            Name    Gary J. Little
                                 -----------------------------------

                            Its     CFO
                                ------------------------------------

Purchase Agreement Final

                            FRONTENAC VII LIMITED PARTNERSHIP
                            By: Frontenac Company VII, LLC, its general partner

                            By  /s/ JAMES E. CRAWFORD III
                               -------------------------------------

                            Name    James E. Crawford III
                                 -----------------------------------

                            Its     Member
                                ------------------------------------


                            FRONTENAC MASTERS VII LIMITED PARTNERSHIP
                            By: Frontenac Company VII, LLC, its general partner

                            By  /s/ JAMES E. CRAWFORD III
                               -------------------------------------

                            Name    James E. Crawford III
                                 -----------------------------------

                            Its     Member
                                ------------------------------------


                            BATTERY VENTURES IV, L.P.
                            By: Battery Partners IV, L.P., its general partner

                            By  /s/ RICHARD FRISBIE
                               -------------------------------------

                            Name    Richard Frisbie
                                 -----------------------------------

                            Its     Member Manager
                                ------------------------------------


                            BATTERY INVESTMENT PARTNERS IV, LLC

                            By  /s/ RICHARD FRISBIE
                               -------------------------------------

                            Name    Richard Frisbie
                                 -----------------------------------

                            Its     Member Manager
                                ------------------------------------

Purchase Agreement Final

                                   SCHEDULE I


------------------------------------------------------------------------------------------------------------------------
SELLERS                                                               SHARES OWNED          INITIAL        OPTION SHARES
                                                                     AUGUST 3, 1999         CLOSING
                                                                                            SHARES
------------------------------------------------------------------------------------------------------------------------
Madison Dearborn Capital Partners II, L.P.                               8,302,247           899,372         2,486,464
                                                                        ----------         ---------         ---------

Frontenac VII Limited Partnership                                        3,250,475           352,120           973,494
                                                                        ----------         ---------         ---------

Frontenac Masters VII Limited Partnership                                  162,524            17,606            48,675
                                                                        ----------         ---------         ---------

Battery Ventures IV, L.P.                                                2,099,527           227,439           628,793
                                                                        ----------         ---------         ---------

Battery Investment Partners IV, LLC                                         31,972             3,463             9,575
                                                                        ----------         ---------         ---------

Management, with respect to the Option Closing only                                                            852,999
                                                                        ----------         ---------         ---------
                            Total                                       13,846,745         1,500,000         5,000,000

------------------------------------------------------------------------------------------------------------------------